Exhibit 10(d)35

AMENDMENT NO. 1 TO REFUNDING AGREEMENT
(SERIES 1999-B)

                   This Amendment No. 1, effective as of October 31, 2007, to the Refunding Agreement ($40,000,000 Pollution Control Revenue Refunding Bonds, Series 1999-B) between Parish of West Feliciana, State of Louisiana (the "Issuer") and Entergy Gulf States, Inc., a corporation of the State of Texas (the "Company"), dated as of September 1, 1999 (the "Refunding Agreement"), is entered into among the Issuer, the Company and The Bank of New York, as Trustee under the Trust Indenture, dated as of September 1, 1999, between the Issuer and the Trustee (the "Indenture"). All capitalized terms not herein defined shall have the meanings assigned to them in the Indenture.

                   WHEREAS, Section 10.4 of the Refunding Agreement provides that the Refunding Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of the Indenture, and no amendment to the Refunding Agreement shall be binding upon either party to the Refunding Agreement until such amendment is reduced to writing and executed by both parties thereto;

                   WHEREAS, Section 13.1 of the Indenture provides that the Issuer and the Company may enter into, with the consent of the Trustee but without the consent of the holders of the Bonds, any amendment, change, modification of the Refunding Agreement to cure any ambiguity, formal defect, omission or inconsistent provisions or to make any other change that does not adversely affect the interests of the Bondholders;

                   WHEREAS, Section 13.2 of the Indenture provides that the Trustee is authorized to join with the Issuer in the execution and delivery of any amendment to the Refunding Agreement permitted by Article XIII of the Indenture, and in so doing shall be fully protected by a Favorable Opinion of Bond Counsel that such amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; and

                   WHEREAS, the Issuer, the Company and the Trustee now desire to amend the Refunding Agreement to cure ambiguity or to make a change which does not adversely affect the interests of the Bondholders.

                   NOW, THEREFORE, in consideration of the premises and the covenants and undertakings herein expressed, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO THE REFUNDING AGREEMENT

                   SECTION 1. Section 1.1 of Article I of the Refunding Agreement is hereby modified by adding a definition of a "Corporation" after the definition of "Company Mortgage Trustee" to read as follows:

" 'Corporation' and 'corporation' mean a corporation, association, company (including, without limitation, limited liability company) or business trust, in each case whose powers and purposes include performance of the Company's obligations under the Refunding Agreement, and references to 'corporate' and other derivations of 'corporation' herein shall be deemed to include appropriate derivations of such entities."

                   SECTION 2. (A) In furtherance of the foregoing, references in the Refunding Agreement to the corporate nature of the Company's existence shall, upon and after giving effect to a consolidation of the Company with, or merger of the Company with or into, or sale or other transfer of all or substantially all of its assets, as the case may be, be deemed to refer to the successor corporation.

                   (B) The Refunding Agreement shall be deemed amended and modified to the extent necessary to give effect to the foregoing. Except as amended and modified hereby, the Refunding Agreement shall remain in full force and effect.

ARTICLE II

REPRESENTATIONS OF the ISSUER AND THE COMPANY

                   SECTION 1. Relying upon certain representations of the Company, the Issuer hereby represents that this Amendment No. 1 has been permitted by Article XIII of the Indenture, has been duly authorized by the Issuer and all things necessary to make it a valid and binding agreement have been done, and the Issuer has obtained a Favorable Opinion of Counsel to the same effect.

                   SECTION 2. The Company hereby represents that the execution and delivery by the Company of this Amendment No. 1 has been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors.

ARTICLE III

MISCELLANEOUS

                   SECTION 1. Whenever in this Amendment No. 1 either of the parties hereto is named or referred to, this shall be deemed to include the successors and assigns of such party, and all covenants and agreements in this Amendment No. 1 contained by or on behalf of the Company, or by or on behalf of the Issuer or the Trustee, shall bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

                   SECTION 2. This Amendment No. 1 shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                   SECTION 3. The recitals contained in this Amendment No. 1 shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Amendment No. 1.

[Signature Page Follows]

                   IN WITNESS WHEREOF, the Issuer, the Company and the Trustee have caused this Amendment No. 1 to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

PARISH OF WEST FELICIANA, STATE OF LOUISIANA

By:/s/ B.F. Babers III
     President
     West Feliciana Parish Police Jury

Attest:

/s/ Sheila L. Smith
Secretary
West Feliciana Parish Police Jury

ENTERGY GULF STATES, INC.

By: /s/ Steven C. McNeal
      Steven C. McNeal
      Vice President and Treasurer

Attest:

/s/ Dawn A. Abuso
Dawn A. Abuso
Assistant Secretary

                THE BANK OF NEW YORK
                As Trustee

                By: /s/ Steven V. Vaccarello
                     Steven V. Vaccarello
                     Vice President

Attest:

/s/ Craig Wenzler
Craig Wenzler
Vice President

Executed sealed and delivered by
THE BANK OF NEW YORK
in the presence of:

/s/ Kathleen Perry
Kathleen Perry

/s/ Michael White
Michael White

STATE OF LOUISIANA

                                                                } ss.:

PARISH OF WEST FELICIANA

                   On this 16th day of August, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared B.F. Babers III and Sheila L. Smith to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are the President and the Secretary of the Police Jury of the Parish of West Feliciana, State of Louisiana (the "Parish"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Parish; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Parish by authority of a resolution adopted by said Police Jury on July 5, 2007; and that the above-named persons acknowledge said instrument to be the free act and deed of the Parish.

/s/ B.F. Babers III
President

/s/ Sheila L. Smith
Secretary

WITNESSES:

/s/ Nancy P. Jensen

/s/ Alan L. Dwyer

/s/ Michael L. Hughes
                                  Michael L. Hughes
                                       Notary Public
                                    Bar Roll #07083
                Parish of West Feliciana, State of Louisiana
                         My Commission is Issued for Life

STATE OF LOUISIANA

                                                                } ss.:

PARISH OF ORLEANS

                   On this 29th day of October, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared Steven C. McNeal and Dawn A. Abuso to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are the Vice President and Treasurer and Assistant Secretary of Entergy Gulf States, Inc. (the "Company"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Company; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Company; and that the above-named persons acknowledge said instrument to be the free act and deed of the Company.

/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

/s/ Dawn A. Abuso
Dawn A. Abuso
Assistant Secretary

WITNESSES:

/s/ Carol Gardsbane
Carol Gardsbane

/s/ Christina M. Edwards
Christina M. Edwards

/s/ Mark Grafton Otts
                            Mark Grafton Otts
                                 Notary Public
               Parish of Orleans, State of Louisiana
               My Commission expires at my death.
                    Attorney Bar Roll No. 10280

STATE OF NEW YORK

                                                                } ss.:

COUNTY OF NEW YORK

                   On this 29th day of October, 2007, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally appeared Steven V. Vaccarello and Craig Wenzler to me known to be the identical persons who executed the foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are Vice President and Vice President of The Bank of New York, as trustee (the "Trustee"), respectively; that the seal impressed beside their signatures on the foregoing instrument is the official seal of the Trustee; that the aforesaid instrument was signed and sealed by them on this date on behalf of the Trustee; and that the above-named persons acknowledge said instrument to be the free act and deed of the Trustee.

/s/ Steven V. Vaccarello
Steven V. Vaccarello
Vice President

/s/ Craig Wenzler
Craig Wenzler
Vice President

WITNESSES:

/s/ Kathleen Perry
Kathleen Perry

/s/ Michael White
Michael White

/s/ Christine S. Conway
                           Christine S. Conway
                Notary Public, State of New York
                           No. 01CO-4774419
                      Qualified in Queens County
                  Commission Expires 3/30/2010